SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2006

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 6, 2006, the Company entered into an employment agreement with its President and Chief Executive Officer, Mr. Greg Wujek.  Pursuant to this agreement, Mr. Wujek: (i) agreed to serve as President and Chief Executive Officer, (ii) will receive an annualized base salary of $225,000, (iii) has been granted options to purchase up to 2,250,000 shares of the Company’s common stock at an exercise price of $1.22.  The options vest as follows: (a) 250,000 options shall vest if and when an Investigational New Drug (IND) application is filed for any current or future compounds;  (b) 250,000 options shall vest if and when a phase I clinical trial is commenced for any current or future compounds; and  (c) 1,750,000 options shall vest if and when PhytoMedical or a wholly owned subsidiary or any one current or future compound is acquired, in whole or in part, or when either through PhytoMedical or a subsidiary, enters into a strategic collaborative agreement for any one current or future compound, provided that the Company’s Board of Directors has approved, by written resolution, any such acquisition, sale or agreement.

The employment agreement is attached as Exhibit 10.1 and the stock option agreement is attached as Exhibit 10.2.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 3, 2006, the Company announced the appointment of Mr. Greg Wujek as Director, President and Chief Executive Officer.  A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company entered into an employment agreement with Mr. Wujek, reflecting Mr. Wujek’s employment by the Company as its President and Chief Executive Officer.  The description of the material terms of Mr. Wujek’s employment with the Company is described under Item 1.01 above and is incorporated by reference in response to this Item 5.02.

Prior to becoming the Company’s President and CEO, Mr. Wujek’s most recent tenure was at Savient Pharmaceuticals, where he held the position of Vice President, Sales, and was responsible for sales, operations, training, and managed care.

Prior to joining Savient, Mr. Wujek was part of the initial team responsible for building the brand division at Andrx Laboratories. Andrx was recently acquired by Watson Pharmaceuticals for $1.9 billion. During his tenure at Andrx Laboratories, Mr. Wujek managed a team of over 450 individuals, and held several positions, including Vice President of Business Development, Vice President of Sales, as well as Vice President of Managed Care.

Mr. Wujek has also held several senior management positions at Forest Laboratories, an international pharmaceutical company with 5,000 employees and over $3 billion in revenues.

The Company also has accepted the resignation of Mr. Harmel S. Rayat from the position of President and Chief Executive Officer of the Company, commencing as of April 3, 2006.  Mr. Rayat will retain the positions of and serve the Company as, its Director, Chief Financial Officer and Principal Accounting Officer.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On April 3, 2006, PhytoMedical Technologies, Inc. issued a news release to announce the appointment of Mr. Greg Wujek as its President and Chief Executive Officer, succeeding Mr. Harmel S. Rayat.  This news release, dated April 3, 2006, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Employment Agreement, dated as of April 6, 2006, by and between Mr. Greg Wujek and  PhytoMedical Technologies, Inc.

Exhibit 10.2 – Stock Option Agreement of Mr. Greg Wujek.

Exhibit 99.1 – Press Release dated April 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Chief Financial Officer

Date: April 7, 2006